UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/23/2004

UMB FINANCIAL CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-4887

MO	43-0903811
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1010 Grand Blvd
Kansas City, MO 64106
(Address of Principal Executive Offices, Including Zip Code)

(816) 860-7889
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 23, 2004, Patrick Derpinghaus, principal accounting officer for UMB Financial Corporation, announced his resignation effective December 6, 2004.

On November 26, 2004, UMB Financial Corporation appointed Christopher Treece, CPA, to replace Mr. Derpinghaus. He will have the title of Sr. Vice President, Controller and Tax Director. Mr. Treece, age 36, joined UMB Financial Corporation on September 29, 2003 where he has served as Sr. Vice President and Tax Director. Prior to joining UMB, Mr. Treece served as a Director of Tax Services for RSM McGladrey, Inc. where he directed the bank tax group in the Kansas City, Missouri office.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

UMB FINANCIAL CORP

Date: November 26, 2004.	By:	/s/ Daniel C. Stevens
Daniel C. Stevens
Chief Financial Officer